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                               CORPORATE GUARANTY

                                  I. RECITALS

         Reference is made to that certain Credit Agreement of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement") among Dura Automotive Systems, Inc. , a Delaware corporation (the "Borrower"), the various commercial lending institutions as are, or may from time to time become, parties thereto (the "Lenders"), The Bank of Nova Scotia, Comerica Bank and The Chase Manhattan Bank N.A., as co-aqents (collectively, the "Co-Agents") and Continental Bank, an Illinois banking corporation, as agent ("Agent") for the Lenders, pursuant to which certain financial accommodations are provided to the Borrower. As one of the conditions to providing such financial accommodations, Agent has required that the undersigned, MC Holding Corp., a Delaware corporation ("Guarantor"), which owns 100% of the issued and outstanding stock of the Borrower, guaranty the obligations of the Borrower to Agent, Co-Agents and Lenders. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.


                                  II. GUARANTY

         Therefore, for value received, and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to the Borrower by Agent, Co-Agents and/or Lenders, Guarantor hereby unconditionally guaranties the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all indebtedness, liabilities and obligations of every kind and nature of the Borrower to Agent, Co-Agents and/or Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by Agent, Co-Agents and/or Lenders, whether through discount, overdraft, purchase, direct loan or as collateral or otherwise, arising under or relating to the Credit Agreement, including, without limitation any post-petition bankruptcy interest (all such indebtedness, liabilities and obligations being hereinafter referred to as "Borrower's Obligations"). Guarantor further agrees to pay all costs and expenses including, without limitation, all court costs and reasonable attorneys' and paralegals' fees and expenses, paid or incurred by Agent, Co-Agents and/or Lenders in endeavoring to collect all or any part of Borrower's Obligations from, or in prosecuting any action against, Guarantor of all or any part of Borrower's Obligations.

         Guarantor hereby agrees that its obligations under this Corporate Guaranty shall be unconditional, irrespective of (i) the validity or enforceability of Borrower's Obligations or any part thereof, or of any promissory note or other document evidencing all or any part of Borrower's Obligations, (ii) the absence of any attempt to collect Borrower's Obligations from the Borrower or any other guarantor or other action to enforce the same,
(iii) the waiver or consent by Agent, Co-Agents or Lenders with respect to any provision of any agreement,
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instrument or document evidencing or securing all or any part of Borrower's
Obligations, or any other agreement, instrument or document now or hereafter executed by the Borrower and delivered to Agent, Co-Agents or Lenders, (iv) the failure by Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for Borrower's Obligations, for its benefit or the ratable benefit of Co-Agents and Lenders,
(v) Agent's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended (the "Bankruptcy Code") of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by the Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Agent's, Co-Agents' or Lenders' claim(s) for repayment of Borrower's Obligations, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Borrower or a guarantor.

         No payment made by or for the account or benefit of Guarantor (including, without limitation, (i) a payment made by the Borrower in respect of Borrower's Obligations, (ii) a payment made by any Person under any other guaranty of Borrower's Obligations or (iii) a payment made by means of set-off or other application of funds by Agent, Co-Agents or any of Lenders) pursuant to this Corporate Guaranty shall entitle Guarantor, by subrogation or otherwise, to any payment by the Borrower or from or out of any property of the Borrower, and Guarantor shall not exercise any right or remedy against the Borrower or any property of the Borrower including, without limitation, any right of contribution or reimbursement by reason of any performance by Guarantor under this Corporate Guaranty. The provisions of this paragraph shall survive the termination of this Corporate Guaranty or the release or discharge of Guarantor from liability hereunder. Guarantor and Agent hereby agree that the Borrower is and shall be a third party beneficiary of the provisions of this paragraph.

         Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of the Borrower, protest or notice with respect to Borrower's Obligations and all demands whatsoever, and covenants that this Corporate Guaranty will not be discharged, except by complete and irrevocable payment and performance of the obligations and liabilities contained herein. No notice to Guarantor or any other party shall be required for Agent, on behalf of itself, Co-Agents and Lenders, to make demand hereunder. Such demand shall constitute a mature and liquidated claim against Guarantor. Upon the occurrence and during the continuance of any Event of Default, Agent may, at its sole election, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount or any portion of Borrower's Obligations, without first proceeding against the Borrower, any other person, firm, corporation, or any security or collateral for Borrower's Obligations. Agent shall have the exclusive right to determine the application of payments and credits, if any, from Guarantor, the Borrower, any other person, firm or corporation, or any security or collateral for Borrower's Obligations, on account of Borrower's Obligations or of any other liability of Guarantor to Agent, Co-Agents and Lenders arising hereunder.

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         To the extent permitted under the Credit Agreement, Agent, Co-Agents and Lenders are hereby authorized, without notice or demand to Guarantor and without affecting or impairing the liability of Guarantor hereunder, to, from time to time, (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, Borrower's Obligations or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by the Borrower and delivered to Agent, Co-Agents or Lenders, (ii) accept partial payments on Borrower's Obligations, (iii) take and hold collateral for the payment of Borrower's Obligations, or for the payment of this Corporate Guaranty, or for the payment of any other guaranties of Borrower's Obligations or other liabilities of the Borrower, and exchange, enforce, waive and release any such collateral, (iv) apply such collateral and direct the order or manner of sale thereof as in their sole discretion they may determine, and (v) settle, release, compromise, collect or otherwise liquidate Borrower's Obligations and any collateral therefor in any manner.

         At any time after maturity of Borrower's Obligations, Agent, Co-Agents and Lenders may, in their sole discretion, without notice to Guarantor and regardless of the acceptance of any collateral for the payment hereof, appropriate and apply toward payment of Borrower's Obligations (i) any indebtedness due or to become due from Agent, Co-Agents or any of Lenders to Guarantor and (ii) any moneys, credits or other property belonging to Guarantor at any time held by or coming into the possession of Agent, Co-Agents or any of Lenders or any affiliates thereof, whether for deposit or otherwise.

         Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, and any and all endorsers and other guarantors of any agreement, instrument or document evidencing or securing all or any part of Borrower's Obligations and of all other circumstances bearing upon the risk of nonpayment of Borrower's Obligations or any part thereof that diligent inquiry would reveal, and Guarantor hereby agrees that none of Agent, Co-Agents nor Lenders shall have any duty to advise Guarantor of information known to Agent, Co-Agents or Lenders regarding such condition or any such circumstances. Guarantor hereby acknowledges familiarity with the Borrower's financial condition and has not relied on any statements by Agent, Co-Agents or Lenders in obtaining such information. In the event Agent, Co-Agents or any Lender, in their sole discretion, undertakes at any time or from time to time to provide any such information to Guarantor, none of Agent, Co-Agents nor any Lender shall be under any obligation (i) to undertake any investigation with respect thereto, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Agent, Co-Agents or any Lender wishes to maintain confidential or (iii) to make any other or future disclosures of such information, or any other information, to Guarantor.

         Guarantor consents and agrees that Agent shall be under no obligation to marshal any assets in favor of Guarantor or against or in payment of any or all of Borrower's Obligations. Guarantor further agrees that, to the extent that the Borrower makes a payment or payments to Agent, Co-Agents or Lenders, or Agent receives any proceeds of collateral, for its benefit and the ratable benefit of Co-Agents and

                                      -3-
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Lenders, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Borrower, its estate, trustee, receiver or any other party, including without limitation Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, Borrower's Obligations or the part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, and this Corporate Guaranty shall continue to be in existence and in full force and effect, irrespective of whether any evidence of indebtedness has been surrendered or cancelled.

         Guarantor also waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Corporate Guaranty. Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to the Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, or any interest on any agreement, instrument or document evidencing or securing all or any part of Borrower's Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of Borrower's Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Agent, for its benefit and the ratable benefit of Co-Agents and Lenders, to secure payment of Borrower's Obligations.


                                III.  COVENANTS

         1. Restriction on Fundamental Change. Guarantor covenants and agrees that, so long as any Borrower's Obligations remain outstanding, Guarantor shall not acquire by purchase or otherwise all or any substantial part of the business or assets of, or stock or other evidence of beneficial ownership, of any Person.

         2. Conduct of Business. From and after the date hereof, Guarantor shall not engage in any type of business activity other than ownership of the capital stock of Borrower and the performance of its obligations under this Corporate Guaranty and any other Loan Documents to which it is a party.

         3. Subsidiaries. Guarantor will not establish, create or acquire any new Subsidiary.


                               IV. MISCELLANEOUS

         No delay on the part of Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent of any right or remedy shall preclude any further exercise thereof; nor shall any modification or waiver of any of the

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provisions of this Corporate Guaranty be binding upon Agent, Co-Agents or
Lenders, except as expressly set forth in a writing duly signed and delivered on Agent's behalf by an authorized officer or agent of Agent. Agent's, Co-Agents' or Lenders' failure at any time or times hereafter to require strict performance by the Borrower or Guarantor of any of the provisions, warranties, terms and conditions contained in any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by the Borrower or Guarantor and delivered to Agent, Co-Agents or Lenders shall not waive, affect or diminish any right of Agent, Co-Agents and Lenders at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Agent, Co-Agents or Lenders, or their respective agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Agent, and directed to the Borrower or Guarantor, as applicable, specifying such waiver. No waiver by Agent, Co-Agents and Lenders of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Agent, Co-Agents or Lenders permitted hereunder shall in any way affect or impair Agent's, Co-Agents' or Lenders' rights or the obligations of Guarantor under this Corporate Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal or interest owing by the Borrower to Agent, Co-Agents and Lenders shall be conclusive and binding on Guarantor irrespective of whether Guarantor was a party to the suit or action in which such determination was made.

         This Corporate Guaranty shall be binding upon Guarantor and upon the successors and permitted assigns of Guarantor and shall inure to the benefit of Agent's, Co-Agents' and Lenders' respective successors and assigns; all references herein to the Borrower shall be deemed to include its successors and permitted assigns and all references herein to Agent, Co-Agents or Lenders shall be deemed to include their respective successors and assigns. The Borrower's successors and permitted assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower. All references to the singular shall be deemed to include the plural, and vice versa, where the context so requires.

         Wherever possible each provision of this Corporate Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Corporate Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Corporate Guaranty.

         THIS CORPORATE GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS. THIS CORPORATE GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CORPORATE GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF

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AGENT, CO-AGENT, LENDERS OR GUARANTOR SHALL BE BROUGHT AND MAINTAINED
EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OR ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS CORPORATE GUARANTY.

         AGENT, CO-AGENTS, LENDERS AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CORPORATE GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF AGENT, CO-AGENTS, LENDERS OR GUARANTOR. GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR AGENT ENTERING INTO THE CREDIT AGREEMENT.

         Guarantor hereby certifies that it has all necessary corporate authority to grant and execute this Corporate Guaranty.

         The obligations of Guarantor are secured by, among other things, that certain Pledge Agreement, of even date herewith, between Agent and Guarantor.

         IN WITNESS WHEREOF, this Corporate Guaranty has been duly executed by Guarantor this 31st day of August, 1994.


                               MC HOLDING CORP.



                                    By  /s/ Robert Hibbs

                                    Its VICE PRESIDENT

                               Address:    Hidden Creek Industries
                                           4508 IDS Center
                                           Minneapolis, Minnesota 55402

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